UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023 (October 6, 2023)

EIGHTCO HOLDINGS INC.

(f/k/a CRYPTYDE, INC.)

(Exact name of registrant as specified in its charter)

Delaware	001-41033	87-2755739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 9th Avenue North, Suite 220 Safety Harbor, Florida	34695
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 765-8933

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OCTO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Series B Financing

On October 6, 2023, the Company’s wholly owned subsidiary, Forever 8 Fund, LLC (the “Borrower”), entered into a Series B Loan and Security Agreement (the “Series B Agreement”) with an individual (the “Lender”). Under the terms of the Series B Agreement, the Lender will make available to Borrower, in an amount not to exceed its respective Commitment, a Loan Advance amount to be determined by the Lender (as such amount may be increased, the “Aggregate Commitment”) in the aggregate, of which (x) a certain amount will be deposited into an account of the Borrower in accordance with its written instructions (the “Initial Loan Advance”) and (y) the remaining balance of the Aggregate Commitment after deducting the Initial Loan Advance shall be deposited into the Escrow Account (the “Escrow Funds”). The Borrower may, at any time, request an advance for all or a portion of the Escrow Funds (each such advance, a “Subsequent Draw”).

The Borrower issued a Promissory Note (the “Note”) to the Lender in the amount of the Lender’s respective Initial Loan Advance. The principal balance of the Initial Loan Advance and each Subsequent Draw shall bear interest thereon from the Closing Date and applicable Advance Date, respectively, at 15.00% per annum. The Borrower shall pay each Lender, according to its Applicable Percentage, an unused commitment fee on the actual daily amount of the Unused Commitment Amount during the immediately preceding calendar quarter at the rate of five percent (5.00%) per annum (the “Unused Commitment Fee”). In the event any payment is not paid on or within five (5) Business Days of the scheduled payment date, an amount equal to two percent (2.00%) of the past due amount shall be payable on demand, in addition to interest accruing. In addition, upon the occurrence and during the continuation of an Event of Default hereunder, the Initial Loan Advance and all Subsequent Draws, including principal, interest, compounded interest, and professional fees thereupon, shall upon the election of the Lender, bear interest at the Interest Rate, plus five (5) percentage points. In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded.

As security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Borrower grants to Lender a security interest in all of Borrower’s right, title, and interest in and to all Inventory or Equipment and machinery, in each case, purchased (or refinanced) with the proceeds of the Initial Loan Advance and any Subsequent Draw, and, to the extent not otherwise included, all Proceeds of each of the foregoing and all products, additions, increases and accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing (collectively, the “Collateral”). On October 6, 2023, the Lender advanced the Borrower $50,000 and an additional $50,000 on October 12, 2023.

On October 12, 2023, the Borrower entered into a Lender Joinder Agreement (the “Joinder Agreement”) with an individual (the “Subsequent Lender”). Under the terms of the Joinder Agreement, the Subsequent Lender agreed to become a Lender and be bound by the terms of the Series B Agreement as a Lender pursuant to Section 2.6 of the Series B Agreement. On October 17, 2023, the Subsequent Lender advanced the Borrower $50,000.

Series C Financing

On October 19, 2023, the Company’s wholly owned subsidiary, Forever 8 Fund, LLC (the “Borrower”), entered into a Series C Loan and Security Agreement (the “Series C Agreement”) with an individual (the “Lender”). Under the terms of the Series C Agreement, the Lender will make available to Borrower, in an amount not to exceed its respective Commitment, a Loan Advance amount to be determined by the Lender (as such amount may be increased, the “Aggregate Commitment”) in the aggregate, of which (x) a certain amount will be deposited into an account of the Borrower in accordance with its written instructions (the “Initial Loan Advance”) and (y) the remaining balance of the Aggregate Commitment after deducting the Initial Loan Advance shall be deposited into the Escrow Account (the “Escrow Funds”). The Borrower may, at any time, request an advance for all or a portion of the Escrow Funds (each such advance, a “Subsequent Draw”).

The Borrower issued a Promissory Note (the “Note”) to the Lender in the amount of the Lender’s respective Initial Loan Advance. The principal balance of the Initial Loan Advance and each Subsequent Draw shall bear interest thereon from the Closing Date and applicable Advance Date, respectively, at 18.00% per annum. The Borrower shall pay the Lender, according to its Applicable Percentage, an unused commitment fee on the actual daily amount of the Unused Commitment Amount during the immediately preceding calendar quarter at the rate of five percent (5.00%) per annum (the “Unused Commitment Fee”). In the event any payment is not paid on or within five (5) Business Days of the scheduled payment date, an amount equal to two percent (2.00%) of the past due amount shall be payable on demand, in addition to interest accruing. In addition, upon the occurrence and during the continuation of an Event of Default hereunder, the Initial Loan Advance and all Subsequent Draws, including principal, interest, compounded interest, and professional fees thereupon, shall upon the election of the Lenders, bear interest at the Interest Rate, plus five (5) percentage points. In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded.

As security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Borrower grants to Lender a security interest in all of Borrower’s right, title, and interest in and to all Inventory or Equipment and machinery, in each case, purchased (or refinanced) with the proceeds of the Initial Loan Advance and any Subsequent Draw, and, to the extent not otherwise included, all Proceeds of each of the foregoing and all products, additions, increases and accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing (collectively, the “Collateral”). On October 19, 2023, the Lender advanced the Borrower $500,000.

The foregoing provides only brief descriptions of the material terms of the Series B Agreement, the Joinder Agreement, the Series C Agreement and the Notes and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of each document filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information required to be disclosed under this Item 2.03 is set forth above under Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Loan and Security Agreement Series B
10.2	Lender Joinder Agreement
10.3	Loan and Security Agreement Series C
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2023

Eightco Holdings Inc.

By:	/s/ Brian McFadden
Name:	Brian McFadden
Title:	Chief Executive Officer